UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

Landos Biopharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39971 (Commission File Number)	81-5085535 (IRS Employer Identification No.)

PO Box 11239, Blacksburg, Virginia (Address of Principal Executive Offices)	24062 (Zip Code)

(540) 218-2232

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LABP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment of Amended and Restated Certificate of Incorporation to Effect Reverse Stock Split and Shares Reduction

On May 25, 2023, Landos Biopharma, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect a one-for-ten (1-for-10) reverse stock split (the “Reverse Stock Split”) of its outstanding common stock and a reduction in the total number of authorized shares of its common stock from 200,000,000 to 20,000,000 (the “Shares Reduction”). The Amendment will be effective at 5:00 p.m. Eastern Time on May 25, 2023. A series of alternate amendments to effect (i) a reverse stock split and (ii) a reduction in the total number of authorized shares of the Company’s common stock was approved by the Company’s stockholders at the Company’s 2023 Annual Meeting of Stockholders held on May 23, 2023, and the specific one-for-ten (1-for-10) Reverse Stock Split and corresponding Shares Reduction was subsequently approved by the Company’s board of directors on May 23, 2023.

The Amendment provides that, at the effective time of the Amendment, every ten (10) shares of the Company’s issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock and the authorized shares of the Company’s common stock will reduce from 200,000,000 to 20,000,000, without any change in par value per share. The Reverse Stock Split will affect all shares of the Company’s common stock outstanding immediately prior to the effective time of the Amendment. As a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all stock options and warrants issued by the Company and outstanding immediately prior to the effective time of the Amendment, which will result in a proportionate decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options and warrants and a proportionate increase in the exercise price of all such stock options and warrants. In addition, the number of shares reserved for issuance under the Company’s equity compensation plans immediately prior to the effective time of the Amendment will be reduced proportionately.

No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders of record who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof. The Reverse Stock Split will affect all stockholders proportionately and will not affect any stockholder’s percentage ownership of the Company’s common stock (except to the extent that the Reverse Stock Split results in any stockholder owning only a fractional share).

The Company’s common stock will begin trading on The Nasdaq Capital Market on a split-adjusted basis when the market opens on Friday, May 26, 2023. The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 515069 201.

The foregoing description is qualified in its entirety by the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2023, the Company held its 2023 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2023. Of the 31,168,449 shares outstanding as of the record date, 22,660,511 shares, or 72.70%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of two nominees to serve as directors until the 2026 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Fred Callori	17,001,212	645,668
Tiago Girão	17,386,347	260,533

Broker Non-Votes: 5,013,631.

The nominees were both elected.

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Ernst & Young LLP	22,649,631	8,794	2,086

Broker Non-Votes: 0.

Proposal No. 3: Approval to adopt a series of alternate amendments to the Company’s Certificate of Incorporation to effect a reverse stock split where the board of directors will have the discretion to select the reverse stock split ratio from within a range between and including one-for ten (1:10) and one-for-forty (1:40). The votes were cast as follows:

	Votes For	Votes Against	Abstained
Amendment approval for reverse stock split	22,088,985	570,716	810

Broker Non-Votes: 0.

Proposal No. 4: Approval to adopt a series of alternate amendments to the Company’s Certificate of Incorporation to effect an authorized shares reduction, with the specific number of authorized shares determined by a formula that is based on the ratio utilized for a reverse stock split. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Amendment to effectuate an authorized shares reduction	22,102,833	493,629	64,049

Broker Non-Votes: 0.

Item 7.01 Regulation FD Disclosure.

On May 25, 2023, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Landos Biopharma, Inc., effective May 25, 2023
99.1	Press Release, dated May 25, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landos Biopharma, Inc.

Date: May 25, 2023	/s/ Gregory Oakes
Gregory Oakes
President and Chief Executive Officer